                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
             Securities Exchange Act of 1934 (Amendment No. _____)

FILED BY THE REGISTRANT [X]
FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

[ ]   Preliminary Proxy Statement
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-11(c)
      or Section 240.14a-12
[ ]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
       (AS PERMITTED BY RULE 14a-6(e)(2)



                              Lifemark Corporation
                (Name of Registrant as Specified In Its Charter)


      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

PAYMENT OF FILING FEE (Check the appropriate box):

[X]   No fee required
[ ]   $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2) or
      item 22(a)(2) of Schedule 14A.
[ ]   $500 per each party to the controversy to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1) Title of each class of securities to which transaction applies:

                  -------------------------------------------------------------
         2)       Aggregate number of securities to which transaction applies:

                  -------------------------------------------------------------
         3) Per unit price or other underlying value of transaction computed pursuant to Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                  -------------------------------------------------------------
         4)       Proposed maximum aggregate value of transaction:

                  -------------------------------------------------------------
         5)       Total fee paid:

                  -------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

                  -------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:

                  -------------------------------------------------------------

         3)       Filing Party:

                  -------------------------------------------------------------

         4)       Date Filed:

                  -------------------------------------------------------------

                              LIFEMARK CORPORATION

                            NOTICE OF ANNUAL MEETING

                                 OF STOCKHOLDERS

                               SEPTEMBER 11, 2000

         You are cordially invited to attend the Annual Meeting of Stockholders of Lifemark Corporation (the "Company" or "Lifemark"), which will be held at the Lifemark corporate offices located at 7600 North 16th Street, Suite 150, Phoenix, Arizona on Monday, September 11, 2000, at 8:00 a.m., Mountain Time, for the following purposes:

1.       To elect directors;

2. To consider and vote upon a proposal to approve the Lifemark Corporation 2000 Non-Employee Director Stock Plan;

3. To consider and vote upon a proposal to approve the Lifemark Corporation 1999 Executive Stock Option and Ownership Plan;

4. To consider and vote upon a proposal to amend the Lifemark Corporation Employee Stock Purchase Plan; and

5. To transact such other business as may properly come before the meeting.

         Only stockholders of record at the close of business on August 18, 2000 are entitled to vote at the Annual Meeting or any adjournment thereof.

         A Proxy Statement and a proxy card solicited by the Board of Directors are enclosed herewith. The Proxy Statement should be read carefully. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings. Whether or not you intend to be present at the meeting in person, we urge you to please mark, date and sign the enclosed proxy card and return it in the envelope provided for that purpose, which does not require postage if mailed in the United States. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.



                                                     Stephen G. Smyth
                                                     Secretary

Phoenix, Arizona
August 21, 2000

                              LIFEMARK CORPORATION

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                               September 11, 2000


         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Lifemark Corporation (the "Company" or "Lifemark"), of proxies for use at the Annual Meeting of Stockholders of the Company to be held at the Lifemark corporate offices located at 7600 North 16th Street, Suite 150, Phoenix, Arizona on Monday, September 11, 2000, at 8:00 a.m., Mountain Time, and at any adjournment thereof.

         Proxies properly executed and returned in a timely manner will be voted at the Annual Meeting in accordance with the directions specified therein. If no direction is indicated, they will be voted for the election of the nominees named herein as directors, for approval of the Lifemark Corporation 2000 Non-Employee Director Stock Plan, for approval of the Lifemark Corporation 1999 Executive Stock Option and Ownership Plan, for approval of the amendment to the Lifemark Corporation Employee Stock Purchase Plan, and on other matters properly presented for a vote at the Annual Meeting, in accordance with the judgment of the persons acting under the proxies. Any stockholder giving a proxy has the power to revoke it any time before it is voted, either in person at the meeting, by written notice to the Secretary of the Company, or by delivery of a later-dated proxy.

         The Company's executive offices are located at 7600 North 16th Street, Suite 150, Phoenix, Arizona 85020 and its telephone number is 602-331-5100. Proxy materials are being mailed to stockholders beginning on or about August 21, 2000.

                      SHARES OUTSTANDING AND VOTING RIGHTS

         Only stockholders of record at the close of business on August 18, 2000, are entitled to vote at the Annual Meeting. The only voting stock of the Company outstanding is its Common Stock, of which 5,156,444 shares were outstanding at the close of business on August 18, 2000. Each share of Common Stock issued and outstanding is entitled to one vote. The six nominees for director receiving the most votes will be elected as directors; abstentions and broker non-votes will have no effect on the election of directors. Approval of each of the 2000 Non-Employee Director Stock Plan, the 1999 Executive Stock Option and Ownership Plan and the amendment to the Employee Stock Purchase Plan requires the vote of a majority of the shares represented and entitled to vote at the Annual Meeting; abstentions will have the effect of a vote against approval of each plan, while broker non-votes will have no effect on approval. Votes will be tabulated, using an automated scanner, by the inspectors of election appointed by the Company.

                      COMMON STOCK OWNERSHIP BY MANAGEMENT

         The following table sets forth, as of June 30, 2000, certain information regarding the beneficial ownership of Common Stock by each of the Company's directors, executive officers named in the "Summary Compensation Table", by all directors and executive officers of the Company as a group, and by each person known by the Company to be the beneficial owner of 5 percent or more of the outstanding Common Stock.

                                                                        SHARES                     PERCENT OF
                  NAME(1)                                         BENEFICIALLY OWNED              COMMON STOCK
                  -------                                         ------------------              ------------
         Rhonda E. Brede......................................        208,345(2)                    4.0%
         William G. Brown.....................................        247,932(2)(3)                 4.7
         Richard C. Jelinek...................................        826,270(2)(3)(4)             15.7
         Henry H. Kaldenbaugh.................................        514,954(2)                   10.0
         Risa Lavizzo-Mourey..................................         57,965(2)                    1.1
         John G. Lingenfelter.................................        433,159(2)                    8.4
         Michael J. Kennedy...................................        174,997(2)                    3.3
         David G. Decker......................................         46,627(2)                     *
         Richard M. Jelinek(5)................................        236,148(2)                    4.4
         Michael D. Hernandez(6)..............................             -                        -
         Hollybank Investments, LP............................        607,947(7)                   11.8
         All directors and executive officers
           as a group (10 persons)............................      2,588,475(2)(3)(4)             45.4

         * Represents less than 1% of Common Stock beneficially owned.

(1)  The address of all of the persons named or identified above, except Michael
     D. Hernandez and Hollybank Investments, LP is c/o Lifemark Corporation, 7600 North 16th Street, Suite 150, Phoenix, Arizona 85020.

(2)  Includes 82,500, 46,250, 7,500, 7,500, 28,750, 7,500, 87,000, 16,250,
     168,823, and 452,073 shares covered by options held by Ms. Brede, Mr. Brown, Richard C. Jelinek, Dr. Kaldenbaugh, Dr. Lavizzo-Mourey, Dr. Lingenfelter, Mr. Kennedy, Mr. Decker, Richard M. Jelinek, and all directors and executive officers as a group, respectively, which were exercisable within sixty days of June 30, 2000. These amounts also include 90,000, 60,000, 60,000 and 25,000 shares of stock pledged by Ms. Brede, Mr. Kennedy, Richard M. Jelinek and Mr. Decker, respectively, to the Company as security for payment pursuant to loans made by the Company in connection with the acquisition of such shares pursuant to the exercise of stock options. These amounts do not include 60,000, 15,000, 15,000, 15,000, 15,000, 40,000, 25,000 and 40,000 shares covered by option and/or restricted stock awards granted to Ms. Brede, Mr. Brown, Richard C. Jelinek, Dr. Kaldenbaugh, Dr. Lavizzo-Mourey, Mr. Kennedy, Mr. Decker and Richard M. Jelinek, respectively, under the 1999 Executive Stock Option Plan and the 2000 Non-Employee Director Stock Plan that are conditioned upon stockholder approval of such plans at the Annual Meeting. In the event both plans are approved at the Annual Meeting, the granted options under the 1999 Executive Stock Option Plan will be immediately exercisable and 25% of the total number of shares subject to the options granted under the 2000 Non-Employee Director Stock Plan will be exercisable 12 months after the date of the grant and with respect to an additional 25% at the end of each 12-month period thereafter during the succeeding three years. The restricted stock awards granted under the 2000 Non-Employee Director Stock Plan may not be sold, pledged, assigned, transferred, gifted, or otherwise alienated or hypothecated until the earlier of (a) five years from the date of the award or (b) termination of the participant's service as a director by reason of death, disability or retirement from the Board.

(3) Includes 77,922 shares which may be acquired upon conversion of $300,000 in principal amount of a Convertible Note of the Company and 10,000 shares covered by a currently exercisable stock purchase warrant. Each of the Convertible Note, the Stock Purchase Warrant and an additional 70,000 shares are held by a trust created by Mr. Brown for the benefit of members of his family, of which Mr. Jelinek is one of the co-trustees.

(4)  Includes 25,333 shares owned by Mr. Jelinek's wife.

(5)  Richard M. Jelinek is the son of Richard C. Jelinek.

(6)  The address of Michael D. Hernandez is 770 Park Avenue,
     New York, New York 10021.

(7) Represents shares as of January 1, 2000, as reported on Schedule 13G. Except to the extent of his interest as a limited partner Hollybank Investments, LP, Dorsey R. Gardner, the general partner of Hollybank Investments, LP, disclaims beneficial ownership with respect to all of the shares for all purposes other than for reporting purposes on Schedule 13G. The address of Hollybank Investments, LP is One Financial Center, Suite 1600, Boston, Massachusetts, 02111.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and 10% stockholders to file reports of ownership with the Securities and Exchange Commission. Such persons also are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of copies of such forms received by it and inquiries of such persons, the Company believes that all such filing requirements applicable to its executive officers, directors and 10% stockholders were complied with, except Richard C. Jelinek who filed one report as to one transaction for one account late and Dr. Lingenfelter who filed three reports as to five transactions for one account late.

                              ELECTION OF DIRECTORS

         Six directors are to be elected at the Annual Meeting. The persons named below have been designated by the Board of Directors as nominees for election as directors, for terms expiring at the next Annual Meeting of Stockholders. All nominees are currently serving as directors.

         Unless authority is withheld, signed proxies which are returned in a timely manner will be voted for the election of the six nominees for director, provided that if any of such nominees should be unable to serve by virtue of an unexpected occurrence, the proxies will be voted for such other person or persons as will be determined by the holders of the proxies in their discretion. Nominees receiving a plurality of the votes of the shares present or represented by proxy at the Annual Meeting and entitled to vote will be elected as directors.

         Biographical information concerning the six nominees is presented below.

         Rhonda E. Brede, age 43, has been President, Chief Operating Officer and a director of the Company since July 1999 and Chief Executive Officer of the Company since October 1999. Previously, she was Lifemark's Senior Vice President of Health Plan Administration and Implementation with responsibility for all of the Company's owned and managed health plan operations. She also has been the Chief Executive Officer of Ventana Health Systems, Inc. ("Ventana") and Arizona Health Concepts, Inc. ("AHC") since 1998 and Senior Vice President of the Company since 1996. During the period 1993 to 1996, she was Executive Director for Ventana. Ms. Brede has been involved in management and operations of Ventana, a prepaid, fully capitated Long-Term Care ("LTC") health plan since its inception in 1989. She has 14 years of experience in managed health care, including commercial, Medicaid Acute Care and LTC environments.

         Richard C. Jelinek, age 63, Chairman of the Board of the Company since July 1999 and from March 1996 until January 1998, was co-founder of a predecessor of Medicus Systems Corporation in 1969 and served as Chief Executive Officer and Director of that corporation (the "Predecessor Corporation") from its incorporation in December 1984 until February 1996 and of the Company since March 1996. From 1983 to 1985 he was also Chairman of the Board and Chief Executive Officer of Mediflex Systems Corporation. Prior to 1969, Mr. Jelinek was Associate Professor of Industrial Engineering and Hospital Administration and Director, Systems Engineering Group, Bureau of Hospital Administration at The University of Michigan. He has a Ph.D. in Industrial Engineering from The University of Michigan.

         William G. Brown, age 57, is a member of Bell, Boyd & Lloyd LLC, Chicago, Illinois, counsel to the Company, and has been a director of the Predecessor Corporation since its incorporation in 1984 and of the Company since March 1996. Mr. Brown also served as Secretary of the Predecessor Corporation since its incorporation and of the Company from March 1996 until October 1998. Mr. Brown is also a director of Dovenmuehle Mortgage, Inc. and CFC International, Inc.

         Risa Lavizzo-Mourey, M.D., age 46, is the Sylvan Eisman Professor of Medicine and Health Care Systems at the University of Pennsylvania. Dr. Lavizzo-Mourey earned her medical degree at Harvard Medical School followed by a Masters of Business Administration at the University of Pennsylvania's Wharton School of Business. Dr. Lavizzo-Mourey has served on numerous Federal advisory committees and, most recently, on President Clinton's Commission for Consumer Protection and Quality in the Health Care Industry. She is a member of the Institute of Medicine of the National Academy of Science. Dr. Lavizzo-Mourey joined the Predecessor Corporation Board in April 1994 and has served as a director of the Company since March 1996. She is also a director of Beverly Enterprises and The Hangar Orthopedics Inc.

         Henry H. Kaldenbaugh, M.D., age 55, is a founder of two subsidiaries of the Company, Ventana and AHC, as well as Managed Care Solutions of Arizona, Inc. ("MCSAZ"), which was dissolved June 1997, and has been a director of the Company since March 1996. He has been an officer and board member of Ventana and AHC since their inception and of MCSAZ from 1993 to 1997. He has had a family medicine and pediatric practice in northern Arizona since 1977. Dr. Kaldenbaugh is board certified in Pediatrics and Quality Assurance and Utilization and Review. Dr. Kaldenbaugh served as medical director of AHC from 1992 through 1997 and has been an officer or director of AHC, Ventana and MCSAZ (until its dissolution) since their inception. He served as Administrative Medical Director for Health Management Associates, Inc. from 1990 through 1991, for Northern Arizona Family Health Plan from 1988 through 1991, and for the Arbors Nursing Facility from 1984 through 1987. Dr. Kaldenbaugh is a member of the Board of Directors of Health Services Advisory Group, the Arizona Medicare Professional Review Organization (PRO). Dr. Kaldenbaugh received his medical degree from Baylor University.

         John G. Lingenfelter, M.D., age 72, is the Vice Chairman of the Company and a founder of AHC, Ventana and MCSAZ. He has been a director of the Company since March 1996, and has been an officer and board member of Ventana and AHC since their inception and of MCSAZ from 1993 to 1997. Dr. Lingenfelter has engaged in the general practice of medicine in Kingman, Arizona since 1961. He served as Mohave County, Arizona Health Director from 1966 through 1982 and Medical Director of the Kingman Health Care Center from 1985 to 1995. He has served as Mohave County Hospital District Board Trustee since 1988. He was a member of the Mohave County board of education and past President of the Mohave County Union High School District from 1979 to 1986. He has been a director since 1980 of The Stockmen's Bank, Kingman, Arizona. Dr. Lingenfelter received his medical degree from the University of Iowa.

                      MEETINGS AND COMMITTEES OF THE BOARD

         During the fiscal year ended May 31, 2000, the Board of Directors held eight meetings. No director attended fewer than three-fourths of the aggregate number of meetings of the Board and of the committees described below on which he or she served during the past fiscal year. The Board has designated an Audit Committee, whose functions include the responsibilities and duties described in the Company's Audit Committee Charter included as Appendix A and is responsible for recommending annually to the Board of Directors a firm of independent public accountants; reviewing the overall scope of audits and the annual financial statements of the Company and reporting to the full Board on the Committee's conclusions; and making inquiries of the independent accountants and the Company's financial officers and reporting to the full Board concerning accounting methods, policies and financial and operating controls. The Board has also designated a Compensation Committee, whose functions include making recommendations to the Board regarding the salaries and bonuses to be paid, and a Stock Option Committee, whose functions include granting options under, and administering, the Company's stock option plans. Mr. Brown, Richard C. Jelinek and Dr. Lavizzo-Mourey are currently the members of the Audit Committee; Richard
C. Jelinek, Mr. Brown and Dr. Lavizzo-Mourey are currently the members of the Compensation Committee; and Richard C. Jelinek and Dr. Lavizzo-Mourey are currently the members of the Stock Option Committee. During the fiscal year ended May 31, 2000, the Audit Committee met two times, the Compensation Committee met three times and the Stock Option Committee met two times.

                                  COMPENSATION

         Set forth below is information concerning the executive officers of the Company as of May 31, 2000.

                           SUMMARY COMPENSATION TABLE

                                                                                            LONG-TERM
                                                                                          COMPENSATION
                                                       ANNUAL COMPENSATION                   AWARDS
                                                                            OTHER          SECURITIES
                                                                           ANNUAL          UNDERLYING       ALL OTHER
 NAME AND PRINCIPAL            FISCAL        SALARY         BONUS       COMPENSATION      OPTIONS/SARS    COMPENSATION
    POSITION (1)                 YEAR         ($)            ($)           ($) (2)            (#)(3)           ($)(4)
-------------------            -------      --------       -------   ----------------     --------------  ------------
Rhonda E. Brede                  2000       200,000        89,600          14,252           250,000                -
    Chairman and                 1999       178,242        45,000          11,339            25,000                -
    Chief Executive Officer      1998       125,889        30,000           5,644            55,000                -

Michael D. Hernandez (5)         2000        25,000        16,110               -                 -          207,072
   Former Chairman and           1999       200,000        50,000               -                 -                -
   Chief Executive Officer       1998        78,030        25,000               -           400,000                -

Michael J. Kennedy               2000       160,000        53,760           7,864           100,000                -
   Chief Financial Officer       1999       143,125        47,125           4,832                 -                -
   and Treasurer                 1998       136,000        32,500           2,813                 -                -

Richard M. Jelinek               2000       150,000        50,400           6,954           100,000                -
   Executive Vice President      1999       140,686        35,000           4,019                 -                -
                                 1998       118,044        22,000           2,214                 -                -

David G. Decker                  2000       140,000        47,040           5,676            90,000                -
   Chief Information Officer     1999       133,750        31,500           3,807                 -                -
                                 1998       111,333        21,000             871             5,000                -

(1) Includes each person who served as the Chief Executive Officer during the most recent fiscal year and the other most highly compensated executive officers as measured by salary and bonus meeting the disclosure threshold requirements pursuant to Item 402 of S.E.C. Regulation S-K.

(2) The amount shown for Ms. Brede for fiscal years 2000, 1999 and 1998 includes $6,000, $7,750 and $4,250, respectively, for an automobile allowance. The amount shown for Mr. Kennedy for fiscal years 2000, 1999 and 1998 includes officer's disability insurance of $598 each year. The Company has a contributory retirement savings plan, which covers eligible employees who qualify as to age and length of service. Participants may contribute 1% to 15% of their salaries, subject to maximum contribution limitations imposed by the Internal Revenue Service. The amount shown for Ms. Brede for fiscal years 2000, 1999 and 1998 includes Company contributions to her account in the amount of $4,844, $3,589 and $1,394, respectively. The amount shown for Mr. Kennedy for fiscal years 2000, 1999 and 1998 includes Company contributions to his account in the amount of $4,994, $4,234 and $2,215, respectively. The amount shown for Mr. Jelinek for fiscal years 2000, 1999 and 1998 includes Company contributions to his account in the amount of $4,682, $4,019 and $2,214, respectively. The amount shown for Mr. Decker for fiscal years 2000, 1999 and 1998 includes Company contributions to his account in the amount of $4,729, $3,807 and $871, respectively. The amount shown for fiscal year 2000 for each of Ms. Brede, Mr. Kennedy, Mr. Jelinek and Mr. Decker includes an additional bonus each received, in addition to her or his regular bonus, equal to the amount of interest due on loans from the Company in the amount of $3,408, $2,272, $2,272 and $947, respectively.

(3) The grants of 60,000 options to Ms. Brede, 40,000 options to each of Mr. Kennedy and Mr. Jelinek and 25,000 options to Mr. Decker are contingent, and become immediately exercisable, upon approval at the Annual Meeting of the 1999 Executive Stock Option and Ownership Plan.

(4) Mr. Hernandez was relieved of his duties as Chairman and Chief Executive Officer of the Company on July 15, 1999. Such amount paid in fiscal year 2000 represents severance paid to Mr. Hernandez.

(5) Pursuant to his employment contract, 200,000 options were cancelled on July 15, 1999 and 200,000 of his options expired on December 12, 1999.

OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth certain information with respect to options granted under the Company's Executive Stock Option Plan during fiscal year 2000 to each named executive officer.

                        OPTION GRANTS IN FISCAL YEAR 2000

                                                                                         POTENTIAL REALIZED VALUE
                              # OF        % OF TOTAL                                      AT ASSUMED ANNUAL RATES
                           SECURITIES       OPTIONS                                     OF STOCK PRICE APPRECIATION
                           UNDERLYING     GRANTED TO     EXERCISE                             FOR OPTION TERM (2)
                             OPTIONS       EMPLOYEES     PRICE PER        EXPIRATION      ------------------------
        NAME               GRANTED (1)  IN FISCAL YEAR   SHARE ($)           DATE            5%($)          10% ($)
------------------       -------------  --------------  -----------   ----------------   -------------   -----------
Rhonda E. Brede             100,000          17.24         3.250       August 10, 2009      204,391        517,966
Rhonda E. Brede             150,000          25.86         2.938      October 14, 2009      277,154        702,362
Michael J. Kennedy          100,000          17.24         2.938      October 14, 2009      184,769        468,242
Richard M. Jelinek          100,000          17.24         2.938      October 14, 2009      184,769        468,242
David G. Decker              40,000           6.90         3.500         July 21, 2009       88,045        223,124
David G. Decker              50,000           8.62         2.938      October 14, 2009       92,385        234,121

 (1) All options were granted at fair market value on the grant date. Of the amount shown, 90,000, 60,000, 60,000 and 25,000 of the options granted on October 14, 1999 to Ms. Brede and Messrs. Kennedy, Jelinek and Decker, respectively, were exercisable as of that date, and 60,000, 40,000, 40,000 and 25,000 of the options granted to Ms. Brede and Messrs. Kennedy, Jelinek and Decker, respectively, are contingent, and become immediately exercisable, upon approval at the Annual Meeting of the 1999 Executive Stock Option and Ownership Plan.

(2) These amounts represent hypothetical gains that could be achieved for options if they are exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the options are granted to the end of the option term. Actual gains, if any, on stock option exercises are dependent on the future performance of the Company's common stock and the optionee's continued employment through the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

OPTION / SAR EXERCISES AND YEAR-END VALUATION

               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY END OPTION/SAR VALUES

                                                            NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS/
                                                           OPTIONS/SARs AT FY-END             SARs AT FY-END
                      SHARES ACQUIRED      VALUE       -----------------------------   -----------------------------
                      ON EXERCISE (1)  REALIZED (2)    EXERCISABLE     UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
     NAME                  (#)             ($)             (#)             (#)             ($)             ($)
------------------    --------------    -----------    -----------     -------------   -----------    --------------
Rhonda E. Brede          90,000             -             45,000        215,000          90,825         514,625
Michael D. Hernandez        -               -               -              -               -               -
Michael J. Kennedy       60,000             -             87,000         40,000         222,720         114,800
Richard M. Jelinek       60,000             -            168,823         40,000         451,936         114,800
David G. Decker          25,000             -              6,250         68,750          16,938         174,688


(1)      Number of securities underlying options/SAR exercised.

(2) Market value of underlying securities on date of exercise, minus the exercise or base price.

DIRECTOR COMPENSATION

         During the fiscal year ended May 31, 2000, all directors of the Company were paid an annual retainer of $10,000. Commencing June 1, 2000, all directors of the Company will be paid $1,000 per Board meeting attended. In addition, under the Company's 1995 Directors' Stock Option Plan, an option to purchase 20,000 shares of Common Stock is granted to each director of the Company who is not an officer, employee or greater than five percent stockholder of the Company at the time of such director's initial election to the Board. Under the Company's 1996 Non-Employee Director Stock Option Plan, each non-employee director of the Company receives, on the date of each annual meeting of stockholders, an option to purchase 5,000 shares of Common Stock. Options under each of the 1995 Directors' Stock Option Plan and the 1996 Non-Employee Director Stock Option Plan are for a term of ten years, become exercisable with respect to 25% of the shares covered thereby on each of the first four anniversaries of the date of grant and have an exercise price equal to the fair market value on the date of grant.

         The Company's Board of Directors has adopted, subject to stockholder approval, the Lifemark Corporation 2000 Non-Employee Director Stock Plan, pursuant to which each non-employee director of the Company will receive, on June 1 of each year (including June 1, 2000), 5,000 shares of restricted stock and an option to purchase 10,000 shares of Common Stock. The grant of restricted stock and options to the Company's non-employee directors on June 1, 2000 is contingent upon stockholder approval of the 2000 Non-Employee Director Stock Plan. If approved by stockholders at the Annual Meeting, the 2000 Non-Employee Director Stock Plan will supersede the 1995 Directors' Stock Option Plan and the 1996 Non-Employee Director Stock Option Plan. See "Proposal to Approve the 2000 Non-Employee Director Stock Plan" for a description of the Lifemark Corporation 2000 Non-Employee Director Stock Plan.

EMPLOYMENT AGREEMENTS

         The Company was a party to an employment agreement with Michael D. Hernandez providing for his employment as Chairman and Chief Executive Officer of the Company. Mr. Hernandez was relieved of his duties as Chairman and Chief Executive Officer of the Company and each of its subsidiaries on July 15, 1999. The agreement, which was entered into on January 1998 and had an initial term of four years, provided that during Mr. Hernandez's employment, he was to receive an annual salary of not less than $200,000, was eligible to participate in the Company's bonus plan with a targeted bonus of 25% of his base salary in accordance with the Company's customary practices and formulae, and was to devote not less than 75% of his full time to the business and affairs of the Company. Upon execution of this employment agreement, Mr. Hernandez received a signing bonus of $25,000. Mr. Hernandez also received options to purchase 400,000 shares of the Company's Common Stock, subject to vesting in four equal increments of 25% on January 12, 1999, 2000, 2001 and 2002. Pursuant to his agreement, 200,000 options were cancelled on July 15, 1999 and the other 200,000 options expired on December 12, 1999.

         The Company has entered into an employment agreement with Rhonda E. Brede providing for her employment as President and Chief Executive Officer of the Company. The agreement, which was entered into in October 1999 and amended in August 2000, provides that during Ms. Brede's employment, she is to receive an annual salary of not less than $200,000, and is eligible to participate in the Company's bonus plan with a targeted bonus of 40% of her base salary in accordance with the Company's customary practices and formulae. Upon execution of her employment agreement, Ms. Brede received options to purchase 150,000 shares of the Company's Common Stock, 90,000 of which vested and were exercised immediately and for which Ms. Brede delivered to the Company a promissory note on the terms described below. The remaining 60,000 shares will vest upon stockholder approval of the 1999 Executive Stock Option and Ownership Plan. The Company has agreed that if Ms. Brede's employment is terminated by the Company other than for just cause or, in the event of a change in control of the Company, the Company, without her consent, reduces her base salary or targeted bonus opportunity, materially changes her duties or responsibilities, or changes the location of her principle place of work, and as a result of such change or changes she voluntarily terminates her employment, then, in either event, all of Ms. Brede's outstanding options will vest and become exercisable on the date of termination of her employment, and she shall be entitled to receive severance pay equal to 18-months' base salary, as well as a pro rated portion of all bonuses.

         The agreement provides that the options received by Ms. Brede upon execution of her employment agreement may be exercised upon delivery by her of a nine-year promissory note (secured by the Common Stock acquired upon exercise). The agreement also provided that Ms. Brede would receive, in addition to her regular bonus, an additional bonus on January 1 of each year equal to the amount of interest due on any such loans from the Company. Such loans become due 180 days after termination of employment by the Company, 60 days after termination of employment by Ms. Brede, or immediately if Ms. Brede is terminated for just cause or breaches her non-disclosure agreement with the Company.

         In addition, the Company is party to agreements entered into in October 1999 and amended in August 2000 with Mr. Kennedy, Mr. Decker and Richard M. Jelinek. Pursuant to such agreements, Mr. Kennedy, Mr. Decker and Richard M. Jelinek received options to purchase 100,000, 50,000 and 100,000 shares, respectively, 60,000, 25,000 and 60,000 of which, respectively, were vested and exercised immediately and for which each of Mr. Kennedy, Mr. Decker and Richard
M. Jelinek delivered to the Company a promissory note on the terms described below. The remaining options vest upon stockholder approval of the 1999 Executive Stock Option and Ownership Plan. The agreements with these executives provide for the exercise of these options upon delivery by them of promissory notes on the same terms as those described above for Ms. Brede (including the provision for an additional bonus equal to the amount of interest due on the note on each January 1).

         The agreements with Mr. Kennedy, Mr. Decker and Mr. Jelinek also provide that, in the event of a change in control of the Company, for a period of two years following the change in control, if the executive's employment is terminated without just cause by the Company, or the Company, without the executive's consent, materially changes his or her duties or responsibilities or the location of his or her principal place of work and as a result of such change the executive voluntarily terminates his or her employment, then in either such event all of the executive's outstanding options will immediately vest, and he or she will become entitled to severance payments equal to his or her base salary for a period of 12 months (six months for Mr. Decker), payable monthly, plus a pro rated portion of all bonuses.

         For purposes of the agreements with Ms. Brede, Mr. Kennedy, Mr. Decker and Mr. Jelinek, "Change in Control" is defined to mean the occurrence of any of the following events:

         (i) The acquisition, by new stockholders (as defined in the agreements) acting in concert, of a beneficial ownership interest in the Company, resulting in the total beneficial ownership of such persons or group of persons equaling or exceeding 50% of the outstanding common stock and warrants of the Company; or

         (ii) A merger, consolidation or other reorganization having substantially the same effect, or the sale of all or substantially all the consolidated assets of the Company in each case, with respect to which the persons or group of persons who were the respective beneficial owners of the outstanding common stock immediately prior to such event do not, following such event, beneficially own, directly or indirectly, more than 50% of the then outstanding voting stock of the corporation resulting from such event or the corporation purchasing or receiving assets pursuant to such event.

         In addition, for purposes of the agreements with Ms. Brede, Mr. Kennedy, Mr. Decker and Mr. Jelinek, termination by Lifemark "for just cause" shall mean a termination on account of gross negligence, dishonesty, or any willful material violation of any reasonable rule or regulation of Lifemark of which the executive has been advised in writing.


         In accordance with rules promulgated by the Securities and Exchange Commission, the information included under the captions "Compensation and Stock Option Committee Report" and "Performance Graph" will not be deemed to be filed or to be proxy soliciting material or incorporated by reference in any prior or future filings by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934.

                 COMPENSATION AND STOCK OPTION COMMITTEE REPORT

         The Company's compensation policies applicable to its executive officers are administered by the Compensation Committee and, with respect to stock options, the Stock Option Committee of the Board of Directors.

Compensation Philosophy

         The Company's compensation programs are designed to link executives' compensation to the performance of the Company and provide competitive compensation for Company executives relative to the marketplace in order to attract and retain high caliber senior executives essential to the long-term prosperity of the Company. The compensation mix reflects a balance of annual base salary, bonus and equity-based incentives. Emphasis, however, is placed on the more strategic equity-based plans intended to build shareholder value and provide incentives to motivate executive behavior over the long term.

Compensation Program

         Executive officer compensation consists of two key elements: (1) an annual cash component comprised of base salary and bonus and (2) a long-term equity component with respect to which existing holdings of Common Stock are recognized and in appropriate cases stock options are granted. The policies with respect to each of these elements are described below.

         (1)  Annual Compensation

         Base salaries for executive officers are determined by evaluating the responsibilities of the position and comparing it with other executive officer positions in the Company and the marketplace. For this purpose, the "market" consists of a broad range of companies with which the Company feels it competes for executive talent. This group is different than the peer group used for comparison purposes in the stock price performance graph that appears elsewhere in this Proxy Statement because the Company believes the market for executive talent extends to a broader range of companies than those included in the stock price performance graph.

         Annual salary adjustments are determined by a review of market research, Company performance (measured by earnings per share growth), the individual's contribution to that performance, and for executive officers responsible for particular business units, the financial and operating results of their business units. No specific weights are assigned to these factors.

         Annual bonuses for executive officers in fiscal 2000 were awarded in accordance with the Company Performance Incentive program, a bonus incentive program based on the Company meeting or exceeding its targeted earnings objective, and are defined as a percentage of each executive's salary. The Company Performance Incentive program is designed to link compensation to the performance of the Company. Under this program, the Company must produce a minimum target return to shareholders before Company performance awards are generated. At the minimum target level, 40% of the Company Performance award is given. Additional Company Performance awards are payable should the Company achieve specified percentages, up to 150%, of the target performance level. For fiscal 2000, 112% of the target performance level was achieved, and therefore 112% of Company Performance Incentive bonuses were awarded.

         (2)  Long-Term Compensation

         To align shareholders' and executive officers' interests, the Company's long-term compensation plan uses stock option grants whose value is related to the value of Common Stock. Grants of stock options are made under the Company's 1995 and 1996 Stock Option Plans and Executive Stock Option Plan and the 1999 Executive Stock Option and Ownership Plan. Options granted under the 1999 Plan are contingent upon stockholder approval of that Plan. In granting options, the Board takes into account existing holdings and options already held by each executive. The size of each option grant is determined by the individual's position within the Company, the individual's level of responsibility and the number of options currently held by the individual.

         Stock options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant. Stock options generally vest in four annual increments and are exercisable up to ten years from the date granted. Stock options provide incentive for the creation of shareholder value over the long term since the full benefit of the compensation package cannot be realized unless an appreciation occurs in the price of Common Stock over a specified number of years.

CEO Compensation

         Mr. Hernandez was compensated pursuant to his employment agreement (described above under "Employment Agreements") through the date his employment terminated. In determining the level of compensation, Mr. Hernandez's experience in the health care industry was considered.

         In determining Ms. Brede's compensation, the Committee took into account her prior compensation history with the Company, her extensive experience with the Company and in the managed health care industry, compensation paid by the Company to its previous chief executive officers, and a comparison with chief executive officer compensation at those companies with which the Company feels it competes for executive talent.

Policy with Regard to the $1 Million Deduction Limit

         In 1993, Section 162(m) was added to the Internal Revenue Code. This Section generally limits to $1 million the tax deduction for compensation paid to executive officers of a publicly-held corporation who are named in the proxy statement, subject to an exception for "performance-based" compensation plans as defined under that Section. Each of the Company's 1995 and 1996 Stock Option Plans, as amended, and 1999 Executive Stock Option Plan are intended to qualify as a "performance-based plan". The Compensation and Stock Option Committee has determined that the other compensation currently paid to the Company's executive officers is not expected to exceed the limitation as set forth in Section 162(m).

         The foregoing report has been approved by all members of the Compensation and Stock Option Committees.


                                       Richard C. Jelinek
                                       William G. Brown
                                       Risa Lavizzo-Mourey

                                PERFORMANCE GRAPH

         The Company as it presently exists is the result of a spin-off and subsequent merger transactions which occurred on March 1, 1996. Prior to March 1, 1996 the Company was named Medicus Systems Corporation (the "Predecessor Corporation"). On March 1, 1996, all of the assets of the Predecessor Corporation, other than those related to its managed care business, were transferred to a wholly owned subsidiary of the Predecessor Corporation, and all of the shares of that company, then named Medicus Systems Corporation ("Medicus"), were distributed (the "Distribution") on a share-for-share basis to stockholders of the Predecessor Corporation. Immediately after the Distribution, the Company, which then consisted only of the managed care business of the Predecessor Corporation, effected a one-for-three reverse stock split. Also on March 1, 1996, immediately after the reverse stock split, the Company acquired three Arizona corporations engaged in the managed care business through merger transactions (the "Mergers") pursuant to which each of the Arizona corporations became a wholly owned subsidiary of the Company, and the Company's name was changed to Managed Care Solutions, Inc. On July 12, 1999, the Company changed its name to Lifemark Corporation.

         The following graph compares the cumulative total shareholder return on Common Stock since March 1, 1996 (the effective date of the Mergers and the date on which the Common Stock began trading under the symbol MCSX) to that of the Nasdaq market index and Nasdaq Health Services index. The Company stock symbol was changed to LMRK effective with the adoption of the Company's new name, Lifemark Corporation.

[Performance Graph]


                                                                                May 31,
                                                       -------------------------------------------------------
                                   March 1, 1996       1996        1997          1998         1999        2000
                                   -------------       ----        ----          ----         ----        ----
Lifemark Corporation                    100               91          45          109           58          85
NASDAQ U.S.                             100              114         128          162          229         315
NASDAQ Health Services                  100              113          94           96           83          66

         The following graph compares the cumulative total shareholder return on Predecessor Corporation (then known as Medicus Systems Corporation) Common Stock from June 1, 1995 to February 29, 1996 (the last trading day prior to the effective date of the Mergers) to that of the Nasdaq market index and an index comprised of the Common Stock of 13 peer companies that compete in the healthcare information systems industry. In calculating cumulative total shareholder return, reinvestment of dividends is assumed, and the returns of each member of the peer group are weighted for market capitalization.

[Performance Graph]


                                                  June 1, 1995        February 29, 1996
                                                  ------------        -----------------
                         Medicus                       100                    92
                         NASDAQ U.S.                   100                   128
                         Peer Group                    100                   128

         The peer group of companies was selected based upon their being in the business of healthcare information systems and related services. The companies in the peer group, which for performance graph purposes, does not include the Predecessor Corporation, are as follows: Access Health Marketing, First Data Corporation, GMIS, Inc., Health Management Systems, Health Risk Management, Keane, Inc., Medaphis Corporation, Medic Computer Systems, Mediware Information Systems, Policy Management Systems, Shared Medical Systems, Scapulas Medical, Inc. and US Services, Inc.

  COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. Jelinek, Mr. Brown and Dr. Lavizzo-Mourey are currently members of the Compensation Committee and Mr. Jelinek and Dr. Lavizzo-Mourey are currently members of the Stock Option Committee. None of the Company's directors have interlocking or other relationships with other boards or the Company that require disclosure under Item 402(j) of S.E.C. Regulation S-K, except as described below.

         For the fiscal year ended May 31, 2000, the Company incurred legal fees for general legal services of $54,000 to the law firm of Bell, Boyd & Lloyd LLC of which William G. Brown, a director of the Company, is a member. During the fiscal year ended May 31, 2000, Dr. Kaldenbaugh was paid consulting fees of $115,000 by the Company.

Certain Relationships and Related Transactions

         The Company. In October 1999, Dr. Kaldenbaugh repaid the Company $10,526, representing the remaining balance on a promissory note in the original principal amount of $94,000, which accrued interest at the rate of 3%. The highest balance outstanding during fiscal year 2000 was $10,526. The note was originally payable to Ventana, and was transferred to the Company during the fiscal year ended May 31, 1997. The purpose of this loan was to provide Dr. Kaldenbaugh funds to settle litigation in 1992 concerning a covenant not to compete to which he was subject.

         During fiscal year 2000, the Company received $4,621,452 from Rio Grande HMO, Inc. ("RGHMO"), a subsidiary of Health Care Services Corp. ("HCSC"), pursuant to administrative services agreements between the Company and RGHMO. In addition, pursuant to a Risk Sharing Agreement with RGHMO, the Company recognized revenue of $48,794,000 in fiscal year 2000.

         In October 1996, the Company signed an agreement whereby HCSC invested $3,000,000 in the Company in the form of a convertible secured loan. The loan had an original term of three years with a renewal option for two additional one-year periods, if certain conditions were met. The loan bore interest at a rate of 8% per annum. Principal and interest were payable at the end of the initial three-year term and, thereafter, at the end of each annual extension. The loan was convertible into Common Stock at a conversion price of $3.85 per share. HCSC also received a warrant to purchase 100,000 shares of Common Stock at an exercise price of $4.45 per share. HCSC had the right of first refusal to participate as an equity partner in subsequent Lifemark funding requirements. Effective November 1999, the note was paid off by the Company and the existing warrants were cancelled.

         In a separate transaction, a trust created by William G. Brown, a director of the Company, for the benefit of members of his family, and of which Richard C. Jelinek, Chairman and Director, is one of the co-trustees (the "Brown GST Trust"), invested $300,000 in the Company through a convertible unsecured loan and received a warrant to purchase 10,000 shares of Common Stock. The interest rate, term, conversion price, and warrant exercise price were the same for the Brown GST Trust as for HCSC, except that interest on the loan is payable monthly. During the fiscal year ended May 31, 2000, the Company paid an aggregate of $24,000 in interest to the Brown GST Trust. On April 20, 2000 the term of the existing warrant was extended by three years, the maturity date on the loan from the Brown GST Trust was extended by three years and the Company's right to prepay the loan was terminated.

         MCSAZ. In October 1995, MCSAZ borrowed $155,000 from a trust established by Dr. Lingenfelter and $52,000 from a trust established by Dr. Kaldenbaugh. The loans, due December 31, 2000, provided for interest income to accrue at 8% per annum. MCSAZ then loaned from these funds $118,000 to Dr. Kaldenbaugh pursuant to a promissory note, due December 31, 2000, that also provided for interest to accrue at 8% per annum. The loan to Dr. Kaldenbaugh was secured by a pledge of the Company Common Stock received by Dr. Kaldenbaugh in the Mergers in exchange for his stock in MCSAZ. The stock pledge also secured the above-described loans from the trust to MCSAZ. The purpose of the loan to Dr. Kaldenbaugh was to provide him with funds to pay taxes incurred as a result of his owning shares in AHC, then a Subchapter S corporation. In June 1998, the Company made a $97,000 payment to Dr. Lingenfelter's trust. In December 1999, additional payments were made in the amounts of $51,115 and $80,108 to trusts established by Drs. Kaldenbaugh and Lingenfelter, respectively. At May 31, 2000, no loans were outstanding to the two trusts. The loan to Dr. Kaldenbaugh was also repaid during the fiscal year 2000.

         Ventana. In October 1995, Dr. Kaldenbaugh borrowed $95,055 from Ventana pursuant to a promissory note due December 31, 2000 providing for interest to accrue at 8% per annum. The note was secured by a pledge of Common Stock received by Dr. Kaldenbaugh in the Mergers in exchange for his stock in Ventana. The purpose of the loan was to provide Dr. Kaldenbaugh funds to pay taxes as described in the preceding paragraph. During fiscal year 2000, the loan was repaid in full.

         During fiscal year 2000, Dr. Lingenfelter received $8,749 for capitation and fee-for-service payments and $67,679 for risk sharing contracts between Dr. Lingenfelter and Ventana in Mohave County, Arizona. As of May 31, 2000, all capitation and fee-for-service and all risk payments have been paid in full to Dr. Lingenfelter. During fiscal year 2000, the Company also paid $1,071,627 to the Gardens Care Center, a nursing home, of which Dr. Lingenfelter is a shareholder.

         During fiscal year 2000, the Company paid $25,320 in life insurance premiums on behalf of Dr. Lingenfelter, and wrote off $33,464 and $149,494 of amounts due from Dr. Kaldenbaugh and Dr. Lingenfelter, respectively, in connection with the life insurance policies previously paid for by the Company.

         Arizona Health Concepts. Dr. Lingenfelter received $133,048 for capitation and fee-for-service payments, and $72,394 for risk payments, during fiscal year 2000. As of May 31, 2000, Dr. Lingenfelter was owed $153,683, pursuant to risk sharing contracts. During fiscal year 2000, AHC paid $64,080 to the Gardens Care Center, of which Dr. Lingenfelter is a shareholder.

                              CERTAIN TRANSACTIONS

         For descriptions of certain transactions involving Mr. Brown and Drs. Kaldenbaugh and Lingenfelter and HCSC, see the information under the caption "Compensation and Stock Option Committee Interlocks and Insider Participation."

         In connection with the exercise of options received on October 14, 1999, Ms. Brede, Mr. Kennedy, Mr. Decker and Richard M. Jelinek delivered promissory notes to the Company on the terms described under "Compensation - Employment Agreements." As of May 31, 2000, $270,070, $180,713, $75,297 and
$180,713 was outstanding under the notes delivered by Ms. Brede, Mr. Kennedy, Mr. Decker and Mr. Jelinek, respectively.

            PROPOSAL TO APPROVE 2000 NON-EMPLOYEE DIRECTOR STOCK PLAN

         In order to further the growth, development and financial success of the Company through strengthening the Company's ability to attract and retain the services of knowledgeable non-employee directors by facilitating further acquisitions of stock, the Board of Directors has adopted and recommends that stockholders approve the Lifemark Corporation 2000 Non-Employee Director Stock Plan (the "Director Plan"). A copy of the Director Plan is attached as Appendix B to this proxy statement. The Director Plan was adopted by the Board of Directors on April 20, 2000. On June 1, 2000, non-employee directors received awards of restricted stock, and options to purchase shares under the Director Plan at an exercise price of $6.50 per share, in the amounts listed in the New Plan Benefits table set forth below. The closing sales price of the Common Stock on June 1, 2000 was $6.50. Approval of the Director Plan by stockholders at the Annual Meeting will constitute, in effect, approval of such awards and the Director Plan will supersede the 1995 Directors' Stock Option Plan and the 1996 Non-Employee Director Stock Option Plan.

         The following summary of the Director Plan is qualified in its entirety by reference to the text of the Director Plan.

         The Director Plan is administered by the Board of Directors of the Company whose interpretation and administration of the plan are final. The only persons eligible to participate in the Director Plan are non-employee directors of the Company. Nothing in the Director Plan shall be deemed to create an obligation of the Board to renominate a director for election to the Board. The total number of shares available for award under the Director Plan may not exceed 250,000, subject to adjustment in the event of a merger, reorganization, recapitalization, liquidation, stock dividend, split up, share combination, or other change in capitalization of the Company, in which case the Board of Directors shall provide for equitable adjustment in the number of shares then subject to the Director Plan.

Restricted Stock

         Under the Director Plan, an award of 5,000 shares of restricted stock will be granted to each non-employee director on June 1 of each year. Restricted stock awards were automatically granted under the Director Plan on June 1, 2000, subject to stockholder approval.

         At the time that restricted stock is issued the participating non-employee director becomes a stockholder of the Company with respect to the restricted stock and shall be entitled to vote the shares and to receive all dividends. If a dividend is paid in stock, the stock shall be held by the Company subject to the same restrictions as the restricted stock that is the basis of the dividend. All stock certificates are to be held in custody by the Company for the account of the participant together with stock powers executed by the participant in favor of the Company. The restricted shares issued under the Director Plan may not be sold, pledged, assigned, transferred, gifted, or otherwise alienated or hypothecated until the restrictions lapse. The restrictions lapse upon the earlier of (a) five years from the date of the award or (b) termination of the participant's service as a director by reason of death, disability or retirement from the Board. The Company may impose such other restrictions as it deems necessary or advisable, including imprinting a legend on the stock certificates and restrictions to achieve compliance with the securities laws and stock exchange requirements. Upon lapse of the restrictions, the certificates representing the shares are to be delivered to the participating non-employee director or to his or her legal representative. In the event that the participating non-employee director's service as a director is terminated for fraud, intentional misrepresentation, embezzlement, misappropriation or conversion of assets or opportunities of the Company, all restricted stock is forfeited.

Options

         Under the Director Plan, an option covering 10,000 shares of Common Stock will be automatically granted to each non-employee director of the Company on June 1 of each year. Options were automatically granted under the Director Plan on June 1, 2000, subject to stockholder approval. The option price shall be the fair market value of a share of Common Stock on the date of the grant. Each option is for a term of ten years, subject to earlier termination if the optionee's service as a director terminates. Each option becomes exercisable with respect to 25% of the shares subject to the option twelve months after the date of its grant and with respect to an additional 25% at the end of each twelve-month period thereafter during the succeeding three years.

         The Board of Directors may permit the purchase price for shares purchased upon exercise of an option to be paid, all or in part, by the delivery to the Company of other shares of Common Stock of the Company in such circumstances and manner as the Committee may specify, valued at the fair market value of the Common Stock at the close of business on the date preceding the date of exercise.

         If the tenure of any optionee as a director with the Company or any of its subsidiaries is terminated for any reason other than death, disability or resignation, such optionee's option shall terminate immediately. In the event of termination of directorship because of death or disability, the option may be exercised in full, unless otherwise provided at the time of grant, without regard to any installments established as described above, by the optionee or, if he is not living, by his heirs, legatees, or legal representative, during its specified term prior to three months after the date of death or disability. In the event of termination of directorship because of resignation, the option may be exercised by the optionee (or, if he dies within three months after such termination, by his heirs, legatees, or legal representative), at any time during its specified term prior to three months after the date of such termination, but only to the extent the option was exercisable at the date of such termination.

         No option is transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and each option shall be exercisable during an optionee's lifetime only by him; provided that, if certain procedures are complied with, an optionee, at any time prior to his or her death, may transfer or assign all or any portion of an option to: (i) his or her spouse or lineal descendants or the spouse or spouses of his or her lineal descendants; (ii) the trustee of a trust established for the benefit of his or her spouse or lineal descendants or the spouse or spouses of his or her lineal descendants; or (iii) a partnership whose only partners are the spouse and/or lineal descendants and/or the spouse or spouses of the lineal descendants of the optionee.

Change in Control

         Notwithstanding the other provisions of the Director Plan, the restrictions on the restricted stock lapse, and the restricted stock is vested in the participating non-employee director, and all outstanding options become immediately exercisable, upon a Change in Control of the Company. A Change in Control includes (i) the acquisition by any person or group acting in concert of beneficial ownership of 50% or more of the Company's outstanding shares of Common Stock, with certain exceptions or (ii) approval by stockholders of the Company of a merger, consolidation or similar transaction, or the sale of all or substantially all of the Company's consolidated assets, as to which those stockholders immediately prior to such transaction are not the owners of more than 50% of the resulting corporation's outstanding voting securities after such event.

Federal Tax Consequences

         Restricted Stock. Under existing federal income tax law, no income will be recognized to the participant at the time of the restricted stock award. Upon lapse of restrictions, the participant will be required to treat as ordinary income the fair market value of the stock and the Company will be entitled to a deduction in such amount.

         Options. No gain or loss will be recognized to an optionee upon the grant of an option under the Director Plan, but upon exercise of the option ordinary income measured by the excess of the fair market value of the shares acquired over the option price will be recognized to the optionee. The Company will be entitled to a deduction equal to the amount of ordinary income recognized to the optionee. An optionee's basis in shares acquired upon the exercise of an option will be equal to the option price plus the amount of ordinary income recognized to the optionee. An optionee's holding period begins on the date on which the option is exercised.

         The Board of Directors may terminate, amend or modify the Director Plan at any time provided that the provisions concerning the price or timing of awards may not be amended other than to comply with changes in applicable law. The Director Plan terminates upon the award of all of the shares subject to it but in no event later than April 20, 2010. Upon approval of the Director Plan by stockholders, the Director Plan shall be deemed to have become effective on April 20, 2000.

         Options and restricted shares which have been granted under the Director Plan to date, to the individuals and groups identified below, subject in each case to stockholder approval, are displayed in the following table:

                                NEW PLAN BENEFITS
                                -----------------

                  NAME                                             RESTRICTED SHARES      OPTIONS
                  ----                                             -----------------      -------
         Richard C. Jelinek......................................          5,000            10,000
         William G. Brown........................................          5,000            10,000
         Risa Lavizzo-Mourey.....................................          5,000            10,000
         Henry Kaldenbaugh.......................................          5,000            10,000
         John Lingenfelter.......................................          5,000            10,000
         All Current Executive Officers as a group (4 persons)...             -                 -
         All Current Directors who are not Executive Officers
           as a group (5 persons)................................         25,000            50,000
         Other employees.........................................             -                 -

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPANY'S 2000 NON-EMPLOYEE DIRECTOR STOCK PLAN. If no other direction is given, signed proxies which are returned in a timely manner will be voted for approval of the Director Plan. Approval of the Director Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting and entitled to vote. Abstentions will have the effect of a vote against the plan and non-voted shares will have no effect on the approval of the plan (assuming the presence of a quorum).

       PROPOSAL TO APPROVE 1999 EXECUTIVE STOCK OPTION AND OWNERSHIP PLAN

         In order to continue to encourage ownership of the Company's Common Stock by executives and key personnel of the Company and to provide incentives for them to make maximum efforts for the success of the Company, the Board of Directors of the Company has adopted and recommends that stockholders vote to approve the Lifemark Corporation 1999 Executive Stock Option and Ownership Plan (the "Executive Plan"). Options granted under the Executive Plan are intended not to qualify as "Incentive Stock Options" as defined in the Internal Revenue Code of 1986 (the "Code").

         The Executive Plan was adopted by the Board of Directors on October 14, 1999. On that date, executive officers of the Company received options to purchase shares under the Executive Plan, at an exercise price of $2.9375 per share, in the amounts listed in the New Plan Benefits table set forth below. The closing sales price of the Common Stock on that date was $2.9375. Approval of the Executive Plan by stockholders at the Annual Meeting will also constitute, in effect, approval of such grants.

         The following description is qualified in its entirety by reference to the terms of the Executive Plan, a copy of which is attached to this proxy statement as Appendix C.

         The Executive Plan is administered by a committee of the Board of Directors composed of no fewer than two outside, non-employee directors designated by the Board of Directors. The Stock Options Committee (the "Committee") currently administers the Executive Plan. The Committee has authority to determine the persons to be granted options under the Executive Plan, the number of shares subject to each option, the time or times at which options will be granted, the option price of the shares subject to each option (which price shall not be less than the fair market value of the shares at the date of grant), and the time or times when each option becomes exercisable and the duration of the exercise period.

         Options may be granted to key employees and directors (other than members of the Committee) of the Company. Options may be granted with respect to a total of not more than 200,000 shares of Common Stock under the Executive Plan, subject to antidilution and other adjustment provisions. The maximum aggregate number of shares subject to options which may be granted to any individual in any fiscal year is 60,000. No options may be granted under the Executive Plan after October 14, 2009. If an option expires or is terminated or canceled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option).

Options

         Each option is for such term of not more than ten years as shall be determined by the Committee at the date of the grant. Each option becomes exercisable in such installments, at such time or times, and may be subject to such conditions, including conditions based upon the performance of the Company, as the Committee may in its discretion determine at the date of grant. The Committee may accelerate the exercisability of any option or, at any time before the expiration or termination of an option previously granted, extend the terms of such option for such additional period as the Committee, in its discretion, shall determine, except that the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, shall never exceed ten years. The options granted under the Executive Plan on October 14, 1999 will become exercisable upon stockholder approval of the Executive Plan.

         The Committee may permit the purchase price for shares purchased upon exercise of an option to be paid, all or in part, by the delivery to the Company of other shares of Common Stock of the Company in such circumstances and manner as the Committee may specify, valued at the fair market value of the Common Stock at the close of business on the date preceding the date of exercise. In addition, in connection with the exercise of options, the Company may make loans to the optionees on such terms as the Committee, in its discretion, may determine; provided that the loans may not exceed the fair market value of the shares covered by the option, may not exceed nine years, and must be secured by Common Stock with a fair market value at least equal to the principal amount of the loan.

         If the employment or tenure as a director of any optionee with the Company or any of its subsidiaries is terminated for any reason other than death, permanent disability, retirement or cause, such optionee's option, to the extent the option is exercisable at the date of termination, shall expire ninety days after the termination of employment or directorship (or upon the scheduled termination of the option, if earlier). In the event of termination of employment or directorship because of death or permanent disability, the option may be exercised in full, unless otherwise provided at the time of grant, without regard to any installments established at the time of grant, by the optionee or, if he is not living, by his heirs, legatees, or legal representative, during its specified term prior to one year after the date of death or permanent disability. In the event of termination of employment or directorship because of retirement, the option may be exercised by the optionee (or, if he dies within three months after such termination, by his heirs, legatees, or legal representative), at any time during its specified term prior to three months after the date of such termination, but only to the extent the option was exercisable at the date of such termination. If an optionee is discharged for cause, his option shall expire forthwith and all rights to purchase shares under it shall terminate immediately. For this purpose, "discharge for cause" means a discharge on account of gross negligence, dishonesty, disloyalty or any willful violation of any reasonable rule or regulation of the Company of the which the optionee has been advised in writing.

         No option is transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and each option shall be exercisable during an optionee's lifetime only by him or his legal representative.

         The Board of Directors may amend or discontinue the Executive Plan at any time. However, no such amendment or discontinuation shall (a) change or impair any option previously granted without the consent of the optionee, (b) increase the maximum number of shares which may be purchased by all optionees or any one optionee, (c) change the minimum purchase price, (d) change the limitations on the option period or increase the time limitations on the grant of options, or (e) permit the granting of options to members of the Committee.

         Options granted to date under the Executive Plan, subject to stockholder approval, are displayed in the following table.

                                                          NEW PLAN BENEFITS
                                                          -----------------
                                                      1999 EXECUTIVE STOCK OPTION
                  NAME                                 AND OWNERSHIP PLAN (#)
                  ----                                 ----------------------
         Rhonda E. Brede............................             60,000
         Michael J. Kennedy.........................             40,000
         David G. Decker............................             25,000
         Richard M. Jelinek.........................             40,000
         Executive Officers as a Group (4 persons)..            165,000
         Non-executive Directors (5 persons)........                 -
         All Employees as a Group...................            165,000

         On August 14, 2000, the last reported sales price of the Company's Common Stock on the Nasdaq National Market (as reported by the Wall Street Journal (Western Edition)) was $7.50 per share.

Federal Tax Consequences

         The Company understands that no gain or loss will be recognized to an optionee upon the grant of an option under the Executive Plan, but that upon exercise of the option ordinary income measured by the excess of the fair market value of the shares acquired over the option price will be recognized by the optionee. The Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee. An optionee's basis in shares acquired upon the exercise of an option will be equal to the option price plus the amount of ordinary income recognized by the optionee. An optionee's holding period begins on the date on which the option is exercised.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE COMPANY'S 1999 EXECUTIVE STOCK OPTION AND OWNERSHIP PLAN. If no other direction is given, signed proxies which are returned in a timely manner will be voted for approval of the Executive Plan. Approval of the Executive Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will have the effect of a vote against the plan and non-voted shares will have no effect on the approval of the plan (assuming the presence of a quorum).

               PROPOSAL TO AMEND THE EMPLOYEE STOCK PURCHASE PLAN

         The Company adopted the Lifemark Corporation Employee Stock Purchase Plan, effective June 1, 1996, and has previously adopted three amendments to such plan (the Lifemark Corporation Employee Stock Purchase Plan and its amendments are collectively called the "Stock Purchase Plan"). The Stock Purchase Plan provides that an aggregate of 300,000 shares of the Company's common stock may be offered for sale pursuant to the Stock Purchase Plan and permits eligible employees of the Company and its subsidiaries to purchase shares of the Company's common stock upon exercise of options granted in one or more semi-annual offerings, each having a duration of 6 months, which may be made by the Company pursuant to the Stock Purchase Plan during a five-year period that commenced June 1, 1996.

         The current amendment to the Stock Purchase Plan (the "Amendment") was approved by the Company's Board of Directors on August 11, 2000, and is being submitted for the approval of stockholders. The Amendment provides for 150,000 additional shares of the Company's common stock that may be offered for sale pursuant to the

Stock Purchase Plan. Stockholder approval is a condition to the issuance of any additional shares pursuant to the Stock Purchase Plan. A proportionate or equitable adjustment of the number of shares subject to the Stock Purchase Plan and to any outstanding options thereunder, and of the purchase price per share, will be made in the event that the Company's outstanding common stock is changed by any stock dividend, stock split or combination of shares, or in the event of any merger or consolidation of the Company with one or more other corporations or any other relevant change in the capitalization of the Company. The Amendment also extends the period from five years to eight years during which shares may be offered for sale pursuant to the Stock Purchase Plan.

         The Board of Directors may amend the Stock Purchase Plan or terminate the Stock Purchase Plan and all rights of employees under any offering pursuant to the Stock Purchase Plan, at any time. However, without the approval of the holders of a majority of the Company's outstanding shares, no such amendment may increase or decrease the number of shares subject to the Stock Purchase Plan or decrease the purchase price per share.

         The Stock Purchase Plan is intended to qualify as an employee stock purchase plan under Section 423 of the Code and the regulations thereunder. The Stock Purchase Plan is not subject to any provisions of the Employee Retirement Income Security Act of 1974, and is not qualified under Section 401(a) of the Code.

         The following description is qualified in its entirety by reference to the terms of the Stock Purchase Plan and the Amendment, a copy of the Amendment is attached to this proxy statement as Appendix D.

         The principal purpose of the Stock Purchase Plan is to benefit the Company and its subsidiaries by offering eligible employees a favorable opportunity to become holders of stock in the Company over a period of years, thereby giving them a proprietary interest in the growth and prosperity of the Company and encouraging the continuance of their services with the Company or its subsidiaries. All employees of the Company and its subsidiaries on the effective date of an offering are eligible to participate in the Stock Purchase Plan except for employees who would (immediately after the grant of an option under the Stock Purchase Plan) own, or be entitled to purchase upon exercise of outstanding options, shares of the Company's common stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary corporation.

         Each employee participating in an offering will be granted an option to purchase as many whole shares of the Company's common stock as may be purchased with the following amounts: (i) up to 10% of his or her recognized compensation during the offering period or during such portion thereof as the employee may elect to participate, to be paid by payroll deductions during such period, (ii) the amount of any dividends received on any shares purchased by the employee under the Stock Purchase Plan while such shares are registered in the name of a custodian appointed pursuant to the Stock Purchase Plan, and (iii) the balance, if any, carried forward from the employee's payroll deduction account for the preceding offering period. The purchase price of shares subject to options under the Stock Purchase Plan will be the lesser of 85% of the fair market value, on the effective date of the offering, of the stock subject to the option, or 85% of its fair market value at the time the option is exercised.

         An eligible employee on the effective date of an offering under the Stock Purchase Plan may elect to participate in such offering at any time by completing a payroll deduction authorization form authorizing a regular payroll deduction from the employee's direct compensation and specifying the date (which may not be retroactive) on which such deduction is to commence. The Stock Purchase Plan provides that an employee may authorize a payroll deduction in terms of whole number percentages, from a minimum of 1% to a maximum of 10%, of his or her direct compensation during the offering period. If on the last day of an offering period, and upon termination of the Stock Purchase Plan, the balance in a participating employee's payroll deduction account (including any dividends added to the account) is sufficient to purchase one or more whole shares, the employee will be deemed to have exercised an option to purchase such share or shares as of that date. Participants in the Stock Purchase Plan will have none of the rights or privileges of a stockholder of the Company until such time as a stock certificate with respect to such shares shall have been issued to the employee.

         A participating employee may withdraw the entire balance in his or her payroll deduction account at any time, and thereby withdraw from participation in the offering. Partial withdrawals of funds will not be permitted. After such a withdrawal of funds, an employee will thereafter be permitted to begin to participate again only upon the commencement of a new offering period; provided, however, that an employee who is an officer or director of the Company may not resume participation in that offering or participate in a subsequent offering prior to the expiration of six months from the date of such withdrawal.

         In the event of a participating employee's retirement, death or termination of employment (other than an authorized leave of absence), no payroll deduction will be made from any direct compensation due at the time of such termination, and the balance, if any, in the employee's payroll deduction account will be paid in cash to the employee or, in the event of the employee's death, to the employee's estate, as soon as practicable.

         The Stock Purchase Plan and all rights of employees under any offering may be terminated at any time, in the discretion of the Company's Board of Directors, and will terminate on the date that participating employees become entitled to purchase in the aggregate at least as many shares as then remain available for purchase pursuant to the Stock Purchase Plan (in which case such available shares will be allocated by the Committee administering the Stock Purchase Plan pro rata among participating employees according to their direct compensation on that date). No offering shall be made which extends beyond May 31, 2004. Upon any termination of the Stock Purchase Plan, any balance remaining in the payroll deduction accounts of participating employees representing fractional shares shall be carried forward into the employee's payroll deduction account under a successor Stock Purchase Plan, if any, or refunded as soon as practicable thereafter.

         No right of a participating employee under the Stock Purchase Plan is transferable other than by will or the laws of descent and distribution, and each option will be exercisable during an employee's lifetime only by the employee.

         The Stock Purchase Plan provides that it will be administered by a Committee appointed by the Company's Board of Directors and consisting of not fewer than two directors, none of whom is eligible to participate in the Stock Purchase Plan. Members of the Committee may be removed by the Board of Directors at any time. The Committee's interpretations and decisions concerning administration of the Stock Purchase Plan will be final and conclusive.

         Options granted during the fiscal year ended May 31, 2000 under the Stock Purchase Plan are displayed in the following table.

                                                        AMENDED PLAN BENEFITS
                                                        ---------------------
                                                           STOCK PURCHASE
                  NAME                                        PLAN (#)
                  ----                                        --------
         Rhonda E. Brede.............................                -
         Michael J. Kennedy..........................             5,478
         David G. Decker.............................               784
         Richard M. Jelinek..........................             1,276
         Executive Officers as a Group (4 persons)...             7,538
         Non-executive Directors (5 persons).........                -
         All Employees as a Group....................            74,983

Federal Income Tax Consequences

         The Stock Purchase Plan is intended to provide employees with the opportunity to receive the special tax treatment afforded by Section 423 of the Code. The following summary of tax consequences is not intended to be a complete statement of all possible federal income tax consequences of participation in the Stock Purchase Plan and does not cover state or local tax consequences.

         The Company understands that under existing law income will not be recognized to an employee who participates in the Stock Purchase Plan when he receives or exercises an option, executes a payroll deduction authorization, has amounts deducted from his pay or has shares purchased on his behalf by the custodian.

         If shares purchased under the Stock Purchase Plan are not disposed of by the employee within two years after the date of the granting of the option to him nor within one year after the purchase of such shares, then when the employee does dispose of his shares after such period he will be required to include in his ordinary income as compensation an amount equal to the lesser of
(a) the excess of the fair market value of the shares on the date of disposition over the amount paid by the employee or (b) the excess of the fair market value of the shares on the date the option was granted over the option price. For purposes of the preceding sentence, the option price equals 85% of the fair market value of the shares on the effective date of the offering. If the employee's purchase price exceeds the fair market value on the date of disposition, no amount is included as ordinary income and the excess is treated as a long-term capital loss. If the fair market value of the shares on the date of disposition exceeds the fair market value on the date the option was granted, the excess will be treated as a long-term capital gain. The term "disposition" generally includes every sale, exchange, gift or transfer of legal title except transfers made as the result of an employee's death.

         If an employee dies while holding shares acquired under the Stock Purchase Plan, there will be included in his taxable income for the year of his death the amount of ordinary income described in the preceding paragraph, regardless of whether the holding periods described above have been met.

         If an employee disposes of shares acquired under the Stock Purchase Plan prior to the end of the holding period described above, he will be required to include in ordinary income as compensation the excess of the fair market value of the shares on the date they were purchased over the employee's purchase price. The difference between the fair market value of the shares on the date of disposition and the fair market value on the date of purchase will be treated as capital gain or loss, as the case may be.

         In the case of a disposition before the end of the holding period, the Company will receive a tax deduction equal to the amount of ordinary income recognized to the employee.

                             INDEPENDENT ACCOUNTANTS

         PricewaterhouseCoopers LLP has been selected by the Board of Directors of the Company, upon the recommendation of its Audit Committee, to continue to act as auditors in fiscal year 2001. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting. He will have the opportunity to make a statement, if he desires to do so, and will be available to respond to appropriate questions.

                                  ANNUAL REPORT

         The Annual Report of the Company on Form 10-K for the fiscal year ended May 31, 2000 is enclosed with this Proxy Statement. Stockholders are referred to this report for financial and other information about the Company, but such report is not incorporated in this Proxy Statement and is not a part of the proxy soliciting material.

                            PROPOSALS BY STOCKHOLDERS

         Any proposals by stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company no later than April 23, 2001 in order to be considered by the Board of Directors for inclusion in the Company's Proxy materials for that meeting. The Company will be entitled to exercise discretionary proxy authority with respect to any other proposals presented by stockholders at that meeting unless the Company is notified of such proposals no later than July 6, 2001.

                                  OTHER MATTERS

         Brokerage firms, banks, fiduciaries, voting trustees or other nominees will be requested to forward the soliciting material to each beneficial owner of stock held of record by them, and the Company will, upon request, reimburse them for the reasonable expense of doing so. The entire cost of the solicitation will be borne by the Company.

         The Board of Directors does not intend to present, and does not have any reason to believe that others will present, any item of business at the Annual Meeting other than those specifically set forth in the notice of the meeting. However, if other matters are properly presented for a vote, the proxies will be voted with respect to such matters in accordance with the judgment of the persons acting under the proxies.

                                             By Order of the Board of Directors



                                             Stephen G. Smyth
                                             Secretary

                                                                      APPENDIX A

                              LIFEMARK CORPORATION
                             AUDIT COMMITTEE CHARTER


                            (ADOPTED APRIL 20, 2000)


I.       Purpose


         The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting processes generally. Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

         - Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

         - Review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department.

         - Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

         The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.      COMPOSITION

         The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. If it is determined that the Board does not have three members that meet the definition of independence that follows, the Board may choose to elect no more than one Board member to the Audit Committee that does not meet the definition. "Independence" for the Committee will follow the NASD definition, which considers whether the Audit Committee Member has:

         - Been employed by the Corporation or its affiliates in the current or past three years;

         - Accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

         - Been an immediate family member of someone who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;

         - Been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the Corporation's securities) that exceed five percent of the Corporation's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

         - Been employed as an executive in another entity where any of the Corporation's executives serve on that entity's compensation committee.

         All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in education programs conducted for the Corporation by an outside consultant.

         The members of the Committee shall be elected by the Board at the annual organization meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.     MEETINGS

         The Committee shall meet at least two times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management, the director of the internal auditing department and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or its Chair should meet with the independent accountants and management quarterly to review the Corporation's financial statements consistent with IV.4 below.

IV.      RESPONSIBILITIES AND DUTIES

         To fulfill its responsibilities and duties the Audit Committee shall:

         Documents/Reports Review

         1. Review and, as conditions dictate, update this Charter at least annually.

         2. Review the Corporation's annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants. The Audit Committee may elect to have the Committee Chair perform the review in lieu of participation by the full committee for routine reporting requirements.

         3. Review the regular internal reports to management prepared by the internal auditing department and management's response.

         4. Review with financial management and the independent accountants financial results and matters required to be discussed by SAS61 prior to respective filings or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

         Independent Accountants

         5. Recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness, and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence and obtain a formal written statement to that effect.

         6. Review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant.

         7. Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

         Financial Reporting Processes

         8. In consultation with the independent accountants and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

         9. Consider the independent accountants' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

         10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department.

         Process  Improvement

         11. Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

         12. Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

         13. Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

         14. Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee).

         Ethical and Legal Compliance

         15. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

         16. Review management's monitoring of the Corporation's compliance with the Corporation's Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

         17. Review activities, organizational structure, and qualifications of the internal audit department.

         18. Review, with the Corporation's counsel, legal compliance matters including the Corporation's securities trading policies.

         19. Review, with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

         20. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

                                                                      APPENDIX B

                              LIFEMARK CORPORATION
                      2000 NON-EMPLOYEE DIRECTOR STOCK PLAN


                         ARTICLE I - PURPOSE OF THE PLAN

         The purpose of the Lifemark Corporation Non-Employee Director Stock Plan is to further the growth, development, and financial success of the Company by strengthening the Company's ability to attract and retain the services of experienced and knowledgeable Non-Employee Directors by enabling them to participate in the Company's growth and by linking the personal interests of Non-Employee Directors to those of the Company's shareholders.

                        ARTICLE II - CERTAIN DEFINITIONS

         Unless the context clearly indicates otherwise, the following terms shall have the following meanings:

         2.1 "Award" means a grant of Restricted Stock or Options under the Plan.

         2.2 "Board" means the Board of Directors of Lifemark Corporation.

         2.3 "Cause" means an event described in Section 6.5(a) or (b).

         2.4 "Change of Control" shall have the meaning set forth in Section
8.2.

         2.5 "Code" means the Internal Revenue Code of 1986, as amended from time to time.

         2.6 "Company" means Lifemark Corporation.

         2.7 "Disability" means total disability within the meaning of Section 22(e)(3) of the Code.

         2.8 "Employee" means any full time worker, paid hourly or by salary, in the employment of the Company or any of its subsidiaries.

         2.9 "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         2.10 "Fair Market Value" shall be the closing sales price of the Stock reported on the Nasdaq National Market (or on the principal national stock exchange on which it is listed or quotation service on which it is listed) (as reported in the Wall Street Journal, Western Edition) on the date an Option is granted or the date the Fair Market Value is otherwise to be determined (or, if the date of the grant or determination is not a trading date, on the trading date immediately preceding the date of grant or determination). In the event that the Stock is not listed or quoted on the Nasdaq National Market or any other national stock exchange, the Fair Market Value of the Shares for all purposes of this Plan shall be reasonably determined by the Board of Directors.

         2.11 "Non-Employee Director" means any individual who is a member of the Board of the Company, but who is not otherwise an Employee of the Company.

         2.12 "Option" means an option to purchase shares of common stock of the Company granted to a Non-Employee Director under Article VII of the Plan.

         2.13 "Participant" means a Non-Employee Director who has received an Award under the Plan.

         2.14 "Plan" means the Lifemark Corporation 2000 Non-Employee Director Stock Plan.

         2.15 "Restricted Stock" or "Restricted Shares" means shares of common stock of the Company granted to a Non-Employee Director under Article VI of the Plan.

         2.16 "Retirement" means cessation of membership on the Board of the Company for any reason other than death, Disability or for Cause.

         2.17 "Stock" or "Shares" means common stock of the Company.

                          ARTICLE III - ADMINISTRATION

         3.1 ADMINISTRATION OF PLAN. The Plan shall be administered by the Board, subject to the restrictions set forth in the Plan.

         3.2 AUTHORITY OF THE BOARD. The Board shall have the full power, discretion, and authority to interpret and administer the Plan in a manner which is consistent with the Plan's provisions. Any action taken by the Board with respect to the administration of the Plan which would result in any Non-Employee Director ceasing to be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act shall be null and void.

         3.3 EFFECT OF BOARD DETERMINATIONS. All determinations and decisions made by the Board pursuant to the provisions of the Plan and all related orders or resolutions of the Board shall be final, conclusive, and binding on all persons, including the Company, its shareholders, Employees, Participants and their estates and beneficiaries.

                            ARTICLE IV - ELIGIBILITY

         4.1 Persons eligible to participate in the Plan shall be limited to the Non-Employee Directors of the Company.

                     ARTICLE V - SHARES SUBJECT TO THE PLAN

         5.1 NUMBER OF SHARES. Subject to adjustment as provided herein, the total number of Shares available for Awards, including grants of Options, under the Plan may not exceed 250,000. If any Shares awarded under the Plan shall be forfeited, or any Shares are subject to Options granted under the Plan which expire unexercised, such Shares shall again become available for future Awards, including grants of Options, under the Plan.

         5.2 ADJUSTMENTS IN AUTHORIZED SHARES. The number of Shares subject to this Plan and to Awards and Options granted and to be granted under this Plan shall be adjusted as follows: (a) in the event that the Stock is changed by any stock dividend, stock split or combination of shares, the numbers of Shares subject to this Plan and to Awards and Options granted and to be granted hereunder shall be proportionately adjusted; (b) in the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted on an equitable basis as determined by the Board of Directors, for each share of Stock then subject to this Plan, whether or not at the time subject to outstanding Awards or Options, the number and kind of shares of stock or other securities to which the other holders of Stock will be entitled pursuant to the transaction; and (c) in the event of any other relevant change in the capitalization of the Company, the Board of Directors shall provide for an equitable adjustment in the number of Shares then subject to this Plan, whether or not then subject to outstanding Awards or Options. In the event of any such adjustment the purchase price per share of outstanding Options shall be proportionately adjusted.

                          ARTICLE VI - RESTRICTED STOCK

         6.1 AWARDS OF RESTRICTED STOCK. Each Non-Employee Director shall receive an Award of 5,000 Shares of Restricted Stock on June 1 of each year. If on any June 1 the Shares available from the Shares covered by this Plan are not sufficient for each Participant to receive an Award of 5,000 Restricted Shares and an Option for 10,000 Shares pursuant to Section 7.1, the Award of Restricted Shares automatically granted on such date to each

Participant shall be the number of shares equal to one-third of each director's pro rata share of the Shares available under the Plan.

         6.2 TRANSFERABILITY AND CUSTODY. The Restricted Shares awarded to a Non-Employee Director may not be sold, pledged, assigned, transferred, gifted or otherwise alienated or hypothecated until such time as the restrictions with respect to such Shares have lapsed as provided herein. At the time Restricted Shares are awarded to a Participant, stock certificates representing the Restricted Stock shall be issued in the name of the Participant. Thereupon the Participant shall become a stockholder of the Company with respect to such Restricted Stock and shall be entitled to vote the Shares and be entitled to receive all dividends. If all or part of a dividend is paid in Stock, the Stock shall be held by the Company subject to the same restrictions as the Restricted Stock that is the basis for the dividend. All stock certificates representing Restricted Shares shall be held in custody by the Company for the account of the Participant, together with stock powers executed by the Participant in favor of the Company.

         6.3 OTHER RESTRICTIONS. The Company may impose such other restrictions on Shares granted pursuant to the Plan as it may deem necessary or advisable including, without limitation, imprinting a legend on the certificates and restrictions to achieve compliance with securities laws and stock exchange requirements.

         6.4 LAPSE OF RESTRICTIONS. The restrictions provided in Sections 6.2 and 6.3 shall remain in effect until, and shall lapse only upon, the earlier of
(a) five years from the date of the Award or (b) the termination of a Participant's service as a Director by reason of death, Disability, or Retirement from the Board. Upon lapse of the restrictions, the certificates representing the Shares shall thereafter be delivered to the Participant, or in the case of Participant's death or Disability, to the Participant's personal representative or to the person to whom such Shares are transferred by will or by the applicable laws of descent and distribution.

         6.5 TERMINATION FOR CAUSE. In the event the Participant's service as a Director is terminated on account of (a) fraud or intentional misrepresentation, or (b) embezzlement, misappropriation, or conversion of assets or opportunities of the Company, all Restricted Shares awarded to such Participant prior to the date of termination shall be immediately forfeited.

         6.6 WITHHOLDING OF TAXES. The Company shall have the right to collect cash from Participants in an amount necessary to satisfy any Federal, state or local withholding tax requirements.

                              ARTICLE VII - OPTIONS

         7.1 GRANTING OF OPTIONS. (a) An Option under which a total of 10,000 Shares may be purchased from the Company shall be automatically granted, without further action required, to each Non-Employee Director on June 1 of each year. If on any June 1 the Shares available from the Shares covered by this Plan are not sufficient for each Participant to receive an Option to purchase 10,000 Shares and an Award of 5,000 Shares pursuant to Section 6.1, the Option automatically granted on such date to each Participant shall be an Option to purchase the number of shares equal to two-thirds of each director's pro rata share of the Shares available under the Plan. No Option shall be granted under this Plan subsequent to April 20, 2010.

                  (b) Notwithstanding the provisions of Section 5.1, in the event an Option expires unexercised as to any Shares, such Shares may again be optioned. Shares subject to Options may be made available from unissued or treasury Shares.

         7.2 OPTION PRICE. Subject to adjustment under Section 5.2, the Option price shall be the Fair Market Value of the Shares subject to the Option on the date of the grant of such Option.

         7.3 DURATION OF OPTIONS, INCREMENTS AND EXTENSIONS. Subject to the provisions of Section 7.5, each Option shall be for a term of ten years. Each Option shall become exercisable with respect to 25% of the total number of Shares subject to the Option 12 months after the date of grant and with respect to an additional 25% at the end of each 12-month period thereafter during the succeeding three years.

         7.4 EXERCISE OF OPTION. (a) An Option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the numbers of Shares to be purchased, accompanied by the full purchase price for such number of Shares, either in cash, by check, by a promissory note in a form specified by the Company and payable to the Company 15 business days after the date of exercise of the Option, or in Shares, or by a combination thereof. The per share value of Stock delivered in payment of the exercise price shall be the Fair Market Value of a share of Stock on the date of exercise.

                  (b) At the time of any exercise of any Option, the Company may, if it shall determine it necessary or desirable for any reason, require the optionee (or his or her heirs, legatees or legal representatives, as the case may be) as a condition to the exercise thereof, to deliver to the Company a written representation of present intention to purchase the Stock for investment and not for distribution. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the optionee upon his or her exercise of part or all of such Option and a stop transfer order may be placed with the transfer agent. Each Option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the Stock subject to the Option upon any securities exchange or under any State or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of Stock thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

         7.5 TERMINATION--EXERCISE THEREAFTER. (a) In the event an optionee ceases to be a director of the Company for any reason other than death, Disability or resignation, such optionee's Option shall expire and all rights to purchase Stock pursuant thereto shall terminate immediately.

                  (b) In the event of death or Disability, the Option may be exercised in full, without regard to any increments established under Section
7.3 hereof, by the optionee or, if he is not living, by his or her heirs, legatees or legal representatives, as the case may be, during its specified term within three months after the date of death or Disability. In the event of resignation, the Option may be exercised by the optionee (or, if he or she dies within three months after such termination, by his or her heirs, legatees or legal representatives, as the case may be), at any time during its specified term within three months after the date of such resignation, but only to the extent the Option was exercisable at the date of such resignation.

         7.6 NON-TRANSFERABILITY OF OPTIONS. Except as provided below, no Options shall be transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, and each Option shall be exercisable during an optionee's lifetime only by the optionee. Notwithstanding the above, an optionee, at any time prior to his or her death, may transfer or assign all or any portion of an Option to: (i) his or her spouse or lineal descendants or the spouse or spouses of his or her lineal descendants; (ii) the trustee of a trust established for the benefit of his or her spouse or lineal descendants or the spouse or spouses of his or her lineal descendants; or (iii) a partnership whose only partners are the spouse and/or lineal descendants and/or the spouse or spouses of the lineal descendants of the optionee; provided that the form of agreement evidencing such Option shall specifically set forth the transfer limitations, the optionee receives no consideration from the transferee or assignee, and the transferee or assignee is subject to all the conditions applicable to the Option prior to the grant. Any such transfer or assignment shall be evidenced by an appropriate written document executed by the optionee and a copy of such document shall be delivered to the Board on or prior to the effective date of the transfer or assignment.

                        ARTICLE VIII - CHANGE IN CONTROL

         8.1 EFFECT OF CHANGE OF CONTROL. Notwithstanding the provisions of
Article VI and Article VII herein, upon the occurrence of an event of Change of
Control:

                  (a) the Restrictions imposed on the Restricted Stock shall lapse, and the Restricted Stock shall vest in the Participant,

                  (b) within ten business days after the occurrence of a Change of Control, the certificates representing the Restricted Stock so vested, without any restriction or legend thereon, shall be delivered to the Participant, and

                  (c) all outstanding Options shall become immediately exercisable.

         8.2 The term "Change of Control" shall mean the occurrence of any of the following events:

                  (a) The acquisition, by new stockholders (being any person or group of persons acting in concert, other than the directors of the Company as of April 20, 2000, Dorsey Gardner, their respective families, estates, trusts and other affiliates), of a beneficial ownership interest in the Company, resulting in the total beneficial ownership of such persons or group of persons equaling or exceeding 50% of the outstanding common stock or warrants of the Company; provided, however, that no such person or group of persons shall be deemed to beneficially own (i) any common stock or warrants acquired directly from the Company or (ii) any common stock or warrants held by the Company or any of its subsidiaries or any employee benefit plan (or any related trust) of the Company or its subsidiaries. The Change in Control shall be deemed to occur on the date the beneficial ownership of the acquiring person or group of persons first equals or exceeds 50% of the outstanding common stock of the Company.

                  (b) Approval by stockholders of the Company of a merger, consolidation or other reorganization having substantially the same effect, or the sale of all or substantially all the consolidated assets of the Company, in each case with respect to which the persons or group of persons who were the respective beneficial owners of the common stock of the Company immediately prior to such event do not, following such event, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding voting securities of the corporation resulting from such event or the corporation purchasing or receiving assets pursuant to such event. The Change in Control shall be deemed to occur on the date on which the transaction is approved by the Company's stockholders.

              ARTICLE IX - AMENDMENT, MODIFICATION AND TERMINATION

         9.1 AMENDMENT, MODIFICATION AND TERMINATION. Subject to the terms set forth in this Section 9.1, and subject to any requirement of stockholder approval imposed by applicable law, rule, regulation or any stock exchange or trading system on which the Shares are then listed, the Board may terminate, amend, or modify the Plan at any time and from time to time; provided, however, that the provisions set forth in the Plan regarding the amount, the price or the timing of Awards to Non-Employee Directors may not be amended, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. The Plan shall terminate when all of the Shares subject to it have been awarded according to the provisions of the Plan. However, in no event shall an Award be made or an Option be granted under the Plan on or after April 20, 2010.

         9.2 AWARDS PREVIOUSLY GRANTED. Unless required by law, no termination, amendment or modification of the Plan shall materially affect, in an adverse manner, any Award previously granted under the Plan, without the consent of the Non-Employee Director holding the Award.

            ARTICLE X - NO RIGHT OF NOMINATION OR CONTINUING SERVICE

         10.1 Nothing in the Plan shall be deemed to create any obligation on the part of the Board to nominate any Participant for reelection by the Company's stockholders. Nothing contained in this Plan or in any Option granted pursuant hereto shall in itself confer upon any optionee any right to continue serving as a director of the Company or interfere in any way with any right of the Board of Directors or stockholders of the Company to remove such director pursuant to the certificate of incorporation or by-laws of the Company or applicable law.

                        ARTICLE XI - REQUIREMENTS OF LAW

         11.1 The granting of Awards under the Plan and the issuance of stock certificates shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

                          ARTICLE XII - EFFECTIVE DATE

         12.1 If this Plan is approved at a stockholders' meeting it shall be deemed to have become effective on April 20, 2000, the date of adoption by the Board. Options may be granted under this Plan prior, but subject, to the approval of this Plan by stockholders of the Company and, in each such case, the date of grant shall be determined without reference to the date of approval of this Plan by the stockholders of the Company. Notwithstanding any other provision of this Plan to the contrary, no Option granted hereunder shall be exercisable prior to the date on which this Plan is approved by stockholders as herein contemplated. In the event that an Option becomes exercisable prior to the date on which stockholder approval is obtained as the result of an event described in Section 7.5(b), the period of exercise thereof shall automatically be extended to allow for such exercise to be made within three months following the date on which stockholder approval is obtained.

                                                                      APPENDIX C

                              LIFEMARK CORPORATION
                 1999 EXECUTIVE STOCK OPTION AND OWNERSHIP PLAN


         The purpose of this 1999 Executive Stock Option and Ownership Plan (the "Plan") is to benefit Lifemark Corporation (the "Company") and its subsidiaries through the maintenance and development of management by offering certain present and future executive and key personnel a favorable opportunity to become holders of stock in the Company over a period of years, thereby giving them a permanent stake in the growth and prosperity of the Company and encouraging the continuance of their services with the Company or its subsidiaries. Options granted under this Plan are intended not to qualify as "Incentive Stock Options" as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and the Plan shall be construed so as to carry out that intention.

         1. ADMINISTRATION. The Plan shall be administered by a committee (the "Committee") of the Board of Directors composed of no fewer than two "non-employee" "outside" directors designated by the Board of Directors. For purposes of this Plan, "non-employee" directors shall include directors who meet the tests for "non-employee directors" under the rules and regulations adopted by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934 and (b) "outside" directors shall include directors who meet the tests for "outside director" under the Regulations adopted by the Internal Revenue Service relating to Section 162 of the Code, including all of the transition rules thereunder. A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all of the members, shall be the acts of the Committee. This Plan and options granted under this Plan are intended to qualify for exemption from Section 16(b) of the Securities Exchange Act of 1934 and to qualify as performance-based compensation under
Section 162 of the Code and shall be interpreted in such a way as to result in such qualification.

         Subject to the provisions of the Plan, the Committee shall have full and final authority, in its absolute discretion, (a) to determine the persons to be granted options under the Plan, (b) to determine the number of shares subject to each option, (c) to determine the time or times at which options will be granted, (d) to determine the option price of the shares subject to each option, which price shall not be less than the minimum specified in Section 4 of the Plan, (e) to determine the time or times when each option becomes exercisable and the duration of the exercise period, (f) to prescribe the form or forms of the agreements evidencing any options granted under the Plan (which forms shall be consistent with the Plan), (g) to adopt, amend and rescind such rules and regulations as, in the Committee's opinion, may be advisable in the administration of the Plan, and (h) to construe and interpret the Plan, the rules and regulations and the agreements evidencing options granted under the Plan and to make all other determinations deemed necessary or advisable for the administration of the Plan. Any decision made or action taken in good faith by the Committee in connection with the administration, interpretation, and implementation of the Plan and of its rules and regulations shall, to the extent permitted by law, be conclusive and binding upon all optionees under the Plan and upon any person claiming under or through such an optionee, and no director of the Company shall be liable for any such decision made or action taken by the Committee.

         2. ELIGIBILITY. Options shall be granted only to key employees and directors (other than members of the Committee) of the Company and its subsidiaries.

         3. GRANTING OF OPTIONS.

                  (a) The Committee may grant options under which a total of not more than 200,000 shares of the common stock of the Company may be purchased from the Company, subject to adjustment as provided in paragraph 9. The maximum aggregate number of shares subject to options which may be granted to any individual in any one fiscal year is [60,000].

                  (b) No options shall be granted under the Plan after October 14, 2009. If an option expires or is terminated or canceled unexercised as to any shares, such released shares may again be optioned (including a grant in substitution for a canceled option). Shares subject to options may be made available from unissued or reacquired shares of common stock.

                  (c) Nothing contained in the Plan or in any option granted pursuant thereto shall confer upon any optionee any right to be continued in the employment of the Company or any subsidiary of the Company, or interfere in any way with the right of the Company or its subsidiaries to terminate his employment at any time.

         4. OPTION PRICE. The option price shall be determined by the Committee and, subject to the provisions of paragraph 9, shall be not less than the fair market value, at the time the option is granted, of the stock subject to the option.

         5. DURATION OF OPTIONS, INCREMENTS AND EXTENSIONS.

                  (a) Subject to the provisions of paragraph 7, each option shall be for such term of not more than ten years as shall be determined by the Committee at the date of the grant. Each option shall become exercisable in such installments, at such time or times, and may be subject to such conditions, including conditions based upon the performance of the Company, as the Committee may in its discretion determine at the date of grant.

                  (b) The Committee may in its discretion (i) accelerate the exercisability of any option or (ii) at any time before the expiration or termination of an option previously granted, extend the terms of such option (including options held by officers) for such additional period as the Committee, in its discretion, shall, determine, except that the aggregate option period with respect to any option, including the original term of the option and any extensions thereof, shall never exceed ten years.

         6. EXERCISE OF OPTION.

                  (a) An option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares to be purchased, accompanied by the full purchase price for the shares to be purchased in cash or by check, except that the Committee may permit the purchase price for the shares to be paid, all or in part, by the delivery to the Company of other shares of common stock of the Company in such circumstances and manner as it may specify. For this purpose, the per share value of the Company's common stock shall be the fair market value at the close of business on the date preceding the date of exercise. In addition, in connection with the exercise of options granted under the Plan, the Company may make loans to the optionees as the Committee, in its discretion, may determine. Such loans shall be subject to the following terms and conditions and such other terms and conditions as the Committee shall determine not inconsistent with the Plan. Such loans shall bear interest at such rates as the Committee shall determine from time to time, which rates may be below then current market rates or may be made without interest. Loans may be in an amount sufficient to enable the optionee to pay any withholding tax due in connection with an exercise of an option, in addition to the exercise price; but in no event may any such loan exceed the fair market value, at the date of exercise, of the shares covered by the option, or portion thereof, exercised by the optionee. No loan shall have an initial term exceeding nine years from the date of grant of the related option, but any such loan may be renewable at the discretion of the Committee. When a loan shall have been made, Shares having a fair market value at least equal to the principal amount of the loan shall be pledged by the optionee to the Company as security for payment of the unpaid balance of the loan.

                  (b) At the time of exercise of any option, the Committee may, if it shall determine it necessary or desirable for any reason, require the optionee (or his heirs, legatees, or legal representative, as the case may be) as a condition upon the exercise, to deliver to the Company a written representation of present intention to purchase the shares for his own account for investment and an agreement not to distribute or sell such shares in violation of the registration provisions of applicable securities laws. If such representation and agreement are required to be delivered, an appropriate legend may be placed upon each certificate delivered to the optionee upon his exercise of part or all of the option and a stop transfer order may be placed with the transfer agent.

                  (c) Each option shall also be subject to the requirement that, if at any time the Committee determines, in its discretion, that the listing, registration or qualification of the shares subject to the option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issue or purchase of shares thereunder, the option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

                  (d) If the Committee shall determine it necessary or desirable for any reason, an option shall provide that it is contemplated that the shares acquired through the exercise of the option will not be registered under applicable federal and state securities laws and that such shares cannot be resold unless they are registered under such laws or unless an exemption from registration is available, and the certificate for any such shares issued upon the exercise of the option shall bear a legend making appropriate reference to such provisions.

         7. TERMINATION OF EMPLOYMENT-EXERCISE THEREAFTER.

                  (a) If the employment or tenure as a director of any optionee with the Company or any of its subsidiaries is terminated for any reason other than death, permanent disability, retirement or cause, such optionee's option, to the extent the option is exercisable at the date of termination, shall expire ninety days after the termination of employment or directorship (or upon the scheduled termination of the option, if earlier), and all rights to purchase shares pursuant thereto shall terminate at such time. Temporary absence from employment because of illness, vacation, approved leave of absence, or transfer of employment among the Company and its parent or subsidiary corporations, shall not be considered to terminate employment or to interrupt continuous employment.

                  (b) In the event of termination of employment or directorship because of death or permanent disability (within the meaning of Section 22(e)(3) of the Code), the option may be exercised in full, unless otherwise provided at the time of grant, without regard to any installments established under paragraph 5 hereof, by the optionee or, if he is not living, by his heirs, legatees, or legal representative or alternate payee under a qualified domestic relations order, as the case may be, during its specified term prior to one year after the date of death or permanent disability. In the event of termination of employment or directorship because of retirement, the option may be exercised by the optionee (or, if he dies within three months after such termination, by his heirs, legatees, legal representative or alternate payee under a qualified domestic relations order, as the case may be), at any time during its specified term prior to three months after the date of such termination, but only to the extent the option was exercisable at the date of such termination.

                  (c) If an optionee is discharged for just cause, his option shall expire forthwith and all rights to purchase shares under it shall terminate immediately. For this purpose, "discharge for just cause" shall mean termination on account of gross negligence, dishonesty or any willful material violation of any reasonable rule or regulation of the Company of which the optionee has been advised in writing.

                  (d) Notwithstanding the foregoing provisions of this paragraph 7, the Committee may in the grant of any option make other and different provisions with respect to its exercise after the optionee's termination of employment or directorship.

         8. NON-TRANSFERABILITY OF OPTIONS. No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, and each option shall be exercisable during any optionee's lifetime only by the optionee or optionee's legal representative.

         9. ADJUSTMENT.

                  (a) In the event that the Company's outstanding common stock is changed by any stock dividend, stock split or combination of shares, the number of shares subject to this Plan and to options under this Plan shall be proportionately adjusted.

                  (b) In case of any capital reorganization, or of any reclassification of the common stock or in case of the consolidation of the Company with or the merger of the Company with or into any other corporation (other than a consolidation or merger in which the Company is the continuing corporation and which does not result in any reclassification of outstanding shares of common stock) or of the sale of the properties and assets of the Company as, or substantially as, an entirety to any other corporation, the Company, or the corporation resulting from such consolidation or surviving such merger or to which such sale shall be made, as the case may be, shall determine that upon exercise of options granted under the Plan after such capital reorganization, reclassification, consolidation, merger or sale there shall be issuable upon exercise of an option a kind and amount of shares of stock or other securities or property (which may, as an example, be a fixed amount of cash equal to the consideration paid to stockholders of the Company for shares transferred or sold by them) which the holders of the common stock (immediately prior to the time of such capital reorganization, reclassification, consolidation, merger or sale) are entitled to receive in such transaction as in the judgment of the Committee is required to compensate equitably for the effect of such event upon the exercise rights of the optionees. The above provisions of this paragraph shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers and sales.

                  (c) In the event of any such adjustment the purchase price per share shall be proportionately adjusted.

         10. AMENDMENT OF PLAN. The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall (a) change or impair any option previously granted without the consent of the optionee, (b) increase the maximum number of shares which may be purchased by all optionees or any one optionee, (c) change the minimum purchase price, (d) change the limitations on the option period or increase the time limitations on the grant of options, or (e) permit the granting of options to members of the Committee.

         11. EFFECTIVE DATE. The Plan has been adopted and authorized by the Board of Directors for submission to the stockholders of the Company. If the Plan is approved by the affirmative vote of the holders of a majority of the outstanding voting stock of the Company at a duly held stockholders' meeting, it shall be deemed to have become effective on October 14, 1999, the date of adoption by the Board of Directors. Options may be granted under the Plan before its approval by the stockholders, but subject to such approval, and in each such case the date of grant shall be determined without reference to the date of the approval of the Plan by stockholders.

                                                                      APPENDIX D

                             FOURTH AMENDMENT TO THE
                              LIFEMARK CORPORATION
                     (FORMERLY MANAGED CARE SOLUTIONS, INC.)
                          EMPLOYEE STOCK PURCHASE PLAN


         Lifemark Corporation (the "Corporation"), under its former name of Managed Care Solutions, Inc., adopted the Managed Care Solutions, Inc. Employee Stock Purchase Plan (the "Plan"), effective June 1, 1996, and has previously adopted three amendments to the Plan. The Plan, as previously amended, is hereby further amended, pursuant to the authority of Section 17 of the Plan, as follows:
         1. The final two sentences of the first paragraph of the preamble to the Plan are amended to read as follows:

         "Pursuant to this Plan, 450,000 shares of authorized but unissued common stock of the Corporation may be offered for sale to eligible employees through periodic offerings to be made during the eight year period commencing June 1, 1996. The Plan will be implemented by offerings of the Corporation's common stock (the "offerings"), as described in more detail in Section 3 below."

         2. The first sentence of the last paragraph of Section 18 is amended by striking out "May 31, 2001", and substituting "May 31, 2004" in lieu thereof.

         3. This amendment shall be effective on the date on which it is approved by the shareholders of the Corporation. Except as otherwise amended herein, the Plan shall remain in full force and effect, except that the Committee is authorized to make any additional changes to the Plan of an administrative or ministerial nature which may be appropriate to implement the amendments set forth herein.

         IN WITNESS WHEREOF, the Corporation has caused this Amendment to be executed this 11th day of August, 2000.

                                          LIFEMARK CORPORATION



                                          By:   /s/ Michael J. Kennedy
                                             ---------------------------------
                                          Its:  Chief Financial Officer

PROXY                                                                      PROXY

                              LIFEMARK CORPORATION

                       ANNUAL MEETING, SEPTEMBER 11, 2000

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    Rhonda E. Brede and Richard C. Jelinek or either of them, each with full power of substitution, is hereby authorized to vote all shares of Common Stock of Lifemark Corporation which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Lifemark Corporation to be held on September 11, 2000, and at any adjournment thereof, as indicated herein.

    THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED HEREIN, BUT IF NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR ALL NOMINEES LISTED IN THE ACCOMPANYING PROXY STATEMENT, FOR APPROVAL OF THE 2000 NON-EMPLOYEE DIRECTOR STOCK PLAN, FOR APPROVAL OF THE 1999 EXECUTIVE STOCK OPTION AND OWNERSHIP PLAN AND FOR APPROVAL OF THE AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN.

        PLEASE MARK THIS PROXY AND SIGN AND DATE IT ON THE REVERSE SIDE
                    AND RETURN IT IN THE ENCLOSED ENVELOPE.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

                              LIFEMARK CORPORATION

       PLEASE MARK VOTE IN THE FOLLOWING MANNER USING DARK INK ONLY.  [X]

The Board of Directors Recommends a Vote "FOR" each Listed Proposal.

                                                                                        FOR ALL

                                                                   FOR ALL   WITHHOLD   EXCEPT
1.   ELECTION OF DIRECTORS--
     NOMINEES: RHONDA E. BREDE, RICHARD C. JELINEK, JOHN G.         [ ]       [ ]        [ ]
     LINGENFELTER, M.D., WILLIAM G. BROWN, HENRY H. KALDENBAUGH,
     M.D., RISA LAVIZZO-MOUREY, M.D.

     ------------------------------------------------------------
                  (EXCEPT NOMINEE(S) WRITTEN ABOVE)                  FOR     AGAINST    ABSTAIN

2.   APPROVAL OF 2000 NON-EMPLOYEE DIRECTOR STOCK PLAN--            [ ]       [ ]        [ ]
3.   APPROVAL OF 1999 EXECUTIVE STOCK OPTION AND OWNERSHIP PLAN--   [ ]       [ ]        [ ]
4.   APPROVAL OF AMENDMENT TO THE EMPLOYEE STOCK PURCHASE PLAN--    [ ]       [ ]        [ ]

                                             DATED:

                                       -----------------------------------, 2000

                                             SIGNATURE(S)
                                             -----------------------------------

                                             -----------------------------------
                                             PLEASE SIGN EXACTLY AS YOUR NAME
                                             (OR NAMES) APPEARS HEREIN.
                                             EXECUTORS, ADMINISTRATORS, TRUSTEES
                                             AND OTHERS SIGNING IN A
                                             REPRESENTATIVE CAPACITY SHOULD
                                             INDICATE THE CAPACITY IN WHICH THEY
                                             SIGN. WHERE THERE IS MORE THAN ONE
                                             OWNER, EACH SHOULD SIGN.